UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2010

HERTZ GLOBAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

001-33139	DELAWARE	20-3530539
(Commission File Number)	(State or other jurisdiction of	(I.R.S. Employer Identification
	incorporation)	Number)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 9, 2010, Hertz Global Holdings, Inc. (“Hertz Holdings”) issued a press release announcing a private offering of Series 2009-2 Rental Car Asset Backed Notes, Class B (the “ABS Offering”) by Hertz Vehicle Financing LLC, a special purpose limited liability company of which The Hertz Corporation (a wholly owned subsidiary of Hertz Holdings) is the sole member, to be sold to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and may also be offered to investors outside the United States pursuant to Regulation S under the Securities Act.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless Hertz Holdings expressly and specifically incorporates such by reference.

ITEM 8.01 OTHER EVENTS

The full text of the press release with respect to the ABS Offering is filed herewith (as Exhibit 99.1) in accordance with Rule 135c under the Securities Act.

Hertz Holdings intends to disclose in the offering circular distributed to prospective investors in connection with the ABS Offering updated or additional risk factors relating to Hertz Holdings substantially as follows.  The risk factors described below update and supplement the risks described under Item 1A (Part I) in the Hertz Holdings Annual Report on Form 10-K for the year ended December 31, 2009 (the “Hertz Holdings Form 10-K”) and under Item 1A (Part II) in the Hertz Holdings Quarterly Report on Form 10-Q for the period ended March 31, 2010, and should be considered together with the other risk factors described in those reports.

Our failure or inability to replenish our liquidity before the closing of the Dollar Thrifty merger may require us to make significant operational changes to our business, which could adversely affect our financial performance.

The Dollar Thrifty merger is not conditioned on receipt of financing by us and we intend to fund the cash portion of the purchase price with existing liquidity from the combined company; however, we will seek to replenish our liquidity prior to the closing of the merger.  While we are currently exploring alternatives with respect to debt offerings and other financings, there can be no assurance that we will be able to raise this financing on acceptable terms or at all prior to the merger.  If we are unable prior to the merger to generate additional liquidity on acceptable terms or at all, we will need to make significant operational changes to our business (including, without limitation, reducing the size of our rental fleet, reducing the percentage of our car rental fleet subject to repurchase or guaranteed depreciation programs or reducing or delaying capital expenditures), which could adversely affect our financial performance.

We may pursue strategic transactions in the future, which could be difficult to implement, disrupt our business or change our business profile significantly.

We will continue to consider opportunistic strategic transactions, which could involve acquisitions or dispositions of businesses or assets.  Any future strategic transaction could involve numerous risks, including:

•                                          potential disruption of our ongoing business and distraction of management,

•                                          difficulty integrating acquired businesses or segregating assets to be disposed of,

•                                          exposure to unknown and/or contingent or other liabilities, including litigation arising in connection with the acquisition, disposition and/or against any businesses we may acquire, and

•                                          changing our business profile in ways that could have unintended consequences.

If we enter into significant strategic transactions in the future, related accounting charges may affect our financial condition and results of operations, particularly in the case of any acquisitions.  In addition, the financing of any significant acquisition may result in changes in our capital structure, including the incurrence of additional indebtedness.  Conversely, any material disposition could reduce our indebtedness or require the amendment or refinancing of a portion of our outstanding indebtedness.  We may not be successful in addressing these risks or any other problems encountered in connection with any strategic transactions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed Dollar Thrifty merger, Hertz filed with the SEC on May 25, 2010, a registration statement on Form S-4 that includes a preliminary prospectus of Hertz and a preliminary proxy statement of Dollar Thrifty.  Investors and security holders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, or will contain, important information about Hertz, Dollar Thrifty and the proposed merger.  Investors and security holders may obtain these documents (and any other documents filed by Hertz or Dollar Thrifty with the SEC) free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Hertz may be obtained free of charge on Hertz’s internet website at www.hertz.com or by contacting Hertz’s Investor Relations Department at 201-307-2100.  Copies of the documents filed with the SEC by Dollar Thrifty will be available free of charge on Dollar Thrifty’s internet website at www.dtag.com or by contacting Dollar Thrifty’s Investor Relations Department at 918-669-2119.  Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Hertz, Dollar Thrifty and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Dollar Thrifty in favor of the proposed merger.  Information about the executive officers and directors of Hertz and their ownership of Hertz common stock is set forth in the proxy statement for Hertz’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2010.  Information about the executive officers and directors of Dollar Thrifty and their ownership of Dollar Thrifty common stock is set forth in Dollar Thrifty’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2010.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Hertz, Dollar Thrifty and their respective executive officers and directors in the proposed merger by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

[Signature Page to Follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

June 9, 2010	By:	/s/ Elyse Douglas
(Date)		(Elyse Douglas
Executive Vice President &
Chief Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release